EXHIBIT 99.1

SLIDE PRESENTATION

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

National Penn Bancshares,
Inc.
3nd Quarter 2011
Earnings Webcast

Safe Harbor Regarding Forward Looking Statements
 This presentation contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” ”could,” “plan,’’ “goal,” “potential,”
“pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.
 National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: increased capital requirements and other requirements or actions mandated by National
Penn’s regulators, National Penn’s ability to raise capital and maintain capital levels, variations in interest rates, deterioration in the credit quality of loans, the effect of credit risk exposure, declines in the value of National Penn’s assets and the effect of any resulting impairment charges, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), competition from other financial institutions, interruptions or breaches of National Penn’s security systems, and the development and maintenance of National Penn’s information technology. These risks and others are described in greater detail in National Penn’s Annual Report on
Form 10-K for the fiscal year ended December 31, 2010, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.
 This presentation contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the
United States of America (“GAAP”). National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP.
Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.
 ● Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders’ equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the company’s tangible capital trends.
 ● Tangible book value expresses tangible common equity on a per-share basis. Tangible book value provides a method to assess the level of tangible net assets on a per-share basis.
 ● Adjusted net income excludes the effects of certain gains and losses, adjusted for applicable taxes. Adjusted net income provides a method to assess earnings performance by excluding items that management believes are not comparable among the periods presented.
 ● Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is adjusted to also exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.
 Management believes the use of non-GAAP measures will help readers compare National Penn’s current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.
Non-GAAP Financial Measures

3Q 2011 Highlights
• Continued strong earnings and returns
• Continued improvement in asset quality
• Continued strengthening of the balance sheet
• Positioning the company for future growth

($million except per share data)	Q3 2011	Q2 2011	Q1 2011
Net income available to common shareholders	$ 24.8	$ 23.2	$ 15.6
Accelerated accretion from redemption of TARP			1.5
Adjusted net income*	$ 24.8	$ 23.2	$ 17.1
Diluted earnings per common share	$ 0.16	$ 0.15	$ 0.10
Accelerated accretion from redemption of TARP			0.01
Adjusted diluted earnings per share*	$ 0.16	$ 0.15	$ 0.11

NATIONAL PENN

Quarterly Earnings
*A non-GAAP measure.

$0.18
$0.15
$0.12
$0.09
$0.06
$0.03
$0.00
$0.03
$0.08
$0.09
$0.10
$0.11
$0.15
$0.16
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Adjusted EPS

NATIONAL PENN

Improving Adjusted Earnings Per Share*
*Refer to Appendix for reconciliation of Non-GAAP measure

1.20%
0.90%
0.60%
0.30%
0.53%
0.61%
0.88%
1.08%
1.15%
Q3 2010
Q4 2010 (A)
Q1 2011
Q2 2011
Q3 2011

NATIONAL PENN

Positive Return on Asset Trend
(A) Excludes charges associated with the divestiture of Christiana
 Bank & Trust Company on December 3, 2010

$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$499M
$479M
$438M
$403M
$375M
$5.113B
$4.835B
$4.802B
$4.767B
$4.769B
Q3 2010
Q4 2010 (a)
Q1 2011
Q2 2011
Q3 2011
All Other
Classified Loans

NATIONAL PENN

Loan Balances Stable

($million)
(a) Christiana Bank & Trust Company divested on December 3, 2010.

2.0%
1.5%
1.0%
0.5%
0.0%
1.43%
1.44%
1.31%
0.61%
0.53%
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Net Charge-Offs/Average Total Loans (annualized)

NATIONAL PENN

Sustained Asset Quality Improvement
Net Charge-Offs/Average Loans

$540
$490
$440
$390
$340
$290
$240
$60
$45
$30
$15
$0
$499
$479
$438
$403
$375
$20
$18
$10
$3
$0
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Classified Loans
Provision for loan and lease losses

NATIONAL PENN

Sustained Asset Quality Improvement
Classified Loans & Provision Trends

($million)
($million)

($000s)	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010
ALLL Balance - Beginning of Period	$ 137,909	$ 142,960	$ 150,054	$ 153,475	$ 154,039
Loans Charged Off	(8,374)	(10,512)	(18,753)	(22,456)	(23,306)
Recoveries on Charged Off Loans	1,538	2,461	1,659	2,443	2,742
Christiana Divestiture				(908)	
Provision for Loan Losses	-	3,000	10,000	17,500	20,000
ALLL Balance - End of Period	$ 131,073	$ 137,909	$ 142,960	$ 150,054	$ 153,475
Total Loans Outstanding	$ 5,161,275	$ 5,178,926	$ 5,245,146	$ 5,326,723	$ 5,641,830
ALLL as a % of Loans	2.54%	2.66%	2.73%	2.82%	2.72%
Peer ALLL as a % of Loans		1.72%	1.87%	2.18%	2.16%
Non-Performing Loans (incl. 90 DPD)	$66,780	$73,183	$79,153	$83,864	$94,431
Non-Performing Loans as a % of Loans	1.29%	1.41%	1.51%	1.57%	1.67%
Peer NPLs as a % of Loans		2.60%	2.94%	4.04%	3.90%
ALLL as a % of Non-Performing Loans	196%	188%	181%	179%	163%
Peer ALLL as a % of NPLs		71%	63%	52%	55%

Peer Group as disclosed in NPBC Proxy Statement filed in April, 2009.

Asset Quality Overview / Peer Comparison

$1,200
$1,000
$800
$600
$400
$200
$0
17.0%
15.0%
13.0%
11.0%
9.0%
7.0%
5.0%
9.0%
9.3%
11.1%
13.2%
14.0%
14.4%
7.0%
7.2%
8.3%
9.9%
10.3%
10.7%
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Total Risk-Based Capital
Tang. Comm. Equity / Tang. Assets
Tier I Common Ratio

NATIONAL PENN

Capital Position Further Enhanced

($million)

($million)
$80
$60
$40
$20
$-
3.90%
3.75%
3.60%
3.45%
3.30%
3.15%
$67.7
$67.6
$66.0
$65.0
$64.4
3.42%
3.43%
3.58%
3.53%
3.46%
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Net Interest Income
Net Interest Margin (FTE)

NATIONAL PENN

Net Interest Margin

• Extension of a portion of “excess” liquidity -
  -Approximately $100 million in 3rd quarter.
• Sale of floating rate securities and redeployment into MBS with duration of 3-4 years and termination of repurchase
 agreements.
• Continued focus on deposit pricing including on transaction accounts.
• Third quarter 2011 loan volumes positively impacting 4th
 quarter average loans.
• Pooled TRUPS swap mature in 4th quarter.
Net Interest Margin Initiatives

($000s)	For Quarter Ended Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010
Banking - deposits	$9,470	$9,261	$9,035	$9,942	$9,967
Banking - mortgages	1,349	1,014	1,080	2,590	2,424
Banking - other	4,171	3,167	4,975	2,835	3,196
Wealth	6,227	5,856	5,924	5,826	5,447
Christiana Bank & Trust Company				1,091	1,550
Insurance	3,406	3,520	3,221	3,423	3,499
Subtotal - core non-interest income	24,623	22,818	24,235	25,707	26,083
Net loss on NP Trust Preferred securities	(506)	(430)	(51)	(2,049)	(2,606)
Loss on debt extinguishment	(998)				
Loss on sale of building	(1,000)				
Net gain on sale of investments	1,022				
Total non-interest income	$23,141	$ 22,388	$ 24,184	$23,658	$23,477

NATIONAL PENN

Non-Interest Income

($000s)	For Quarter Ended:				
	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010
Salaries, wages and employee benefits	$30,809	$30,408	$31,449	$31,499	$31,544
Net premises and equipment	7,228	6,787	7,272	7,460	7,256
FDIC insurance	2,213	2,726	3,457	3,411	3,641
Other operating expenses	14,803	14,200	14,659	17,123	15,523
Core non-interest expense	55,053	54,121	56,837	59,493	57,964
Net interest income (FTE)	69,426	70,087	71,112	72,849	72,985
Core non-interest income	24,623	22,818	24,235	25,707	26,083
Core revenue	94,049	92,905	95,347	98,556	99,068
Core efficiency ratio	58.54%	58.25%	59.61%	60.36%	58.51%
Employees (full-time equivalent)	1,683	1,700	1,676	1,728	1,771

NATIONAL PENN

Expense Management Maintained

• Capital management strategies
• Continued focus on asset quality
• Manage net interest margin through low interest
 rate environment
• Win market share
• Re-risk appropriately
 • Patient and disciplined approach
Executing on Our Strategic Plan

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

NATIONAL PENN

($ in thousands)	9/30/2011 Balance	% of Loans	Classified/Loans	Non-Performing Loans/ Loans	Net Charge-Offs /Avg Loans (a)	Total Past Dues/ Loans
Commercial	2,416,242	47%	9.44%	1.23%	0.91%	0.53%
CRE-Permanent	798,106	15%	8.71%	1.35%	0.87%	0.30%
CRE-Construction	168,537	3%	33.78%	8.63%	2.86%	0.23%
Home Equity and Direct	757,194	15%	0.30%	0.30%	0.47%	0.54%
Private Banking	112,011	2%	6.83%	0.37%	-1.01%	0.36%
Indirect	126,776	3%	0.14%	0.14%	0.69%	1.14%
Residential Mortgage	734,092	14%	0.81%	0.81%	0.56%	0.56%
Leasing/Other	48,317	1%	8.49%	5.87%	1.43%	6.50%
Total	5,161,275	100%	7.26%	1.29%	0.82%	0.56%

(a) Year-to-date annualized

NATIONAL PENN

Appendix
Loan Risk Profile
September 30, 2011

Adjusted earnings per share reconciliation

	Mar-10	Jun-10	Sep-10	Dec-10	Mar-11	Jun-11	Sep-11
Net income (loss) availiable to common shareholders	$ 0.02	$ (0.04)	$ 0.08	$ 0.05	$ 0.10	$ 0.15	$ 0.16
After tax gain on pension plan curtailment	(0.02)	-	-	-	-	-	-
After tax unrealized fair value market value loss (gain) on subordinated debentures	0.03	(0.01)	0.01	0.01	-	-	-
Accelerated accretion from redemption of preferred from redemption of preferred stock	-	-	-	-	0.01	-	-
Tax expense from sale of Christiana	-	-	-	0.04	-	-	-
BOLI tax expense	-	0.06	-	-	-	-	-
Goodwill impairment	-	0.07	-	-	-	-	-
Adjusted net income available to common shareholders	$ 0.03	$ 0.08	$ 0.09	$ 0.10	$ 0.11	$ 0.15	$ 0.16

NATIONAL PENN

Appendix
Reconciliation of Non-GAAP Measures